UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2018

BRT APARTMENTS CORP.
(Exact name of Registrant as specified in charter)

Maryland	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At our annual meeting of stockholders held on March 13, 2018, all of the proposals presented by us were approved. The proposals are described in detail in our definitive proxy statement dated January 22, 2018.
Proposal 1
At the meeting, the following directors were elected for a three year term (with the votes as indicated):

	For	Against	Abstain	Broker Non-Votes
Alan Ginsburg	10,003,256	8,410	6,534	2,301,589
Jeffrey A. Gould	10,006,218	5,722	6,260	2,301,589
Jonathan Simon	10,007,517	5,071	5,612	2,301,589

Proposal 2
At the meeting, the proposal to approve the 2018 Incentive Plan was approved (with the votes as indicated):

For	Against	Abstain	Broker Non-Votes
9,886,980	103,645	27,575	2,301,589
Proposal 3

At the meeting, the proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending September 30, 2018 was approved (with the votes as indicated):

For	Against	Abstain	Broker Non-Votes
12,292,158	8,317	19,314	—

Item 7.01    Regulation FD Disclosure.

Certain of our executive officers will be meeting with analysts and other persons and may provide such persons with copies of, or discuss the information set forth in, the attached presentation.

Pursuant to Regulation FD, we hereby furnish the information contained in the presentation materials attached as Exhibit 99.1 to this Current Report on Form 8-K, which information is incorporated into this Item 7.01 by this reference.

The information under this Item 7.01 in this Current Report on Form 8-K, as well as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) , or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information contemplated by this Item 7.01 is not intended to constitute a determination by us that the information is material or that the dissemination of the information is required by Regulation FD.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1 *	BRT Apartments Corp 2018 Incentive Plan
99.1	Presentation-March 13, 2018
99.2	Press release dated March 13, 2018 regarding declaration of, and increase in, quarterly dividend
________________________

* Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT APARTMENTS CORP.

Date: March 13, 2018	By: /s/ David W. Kalish
David W. Kalish
Senior Vice President - Finance